                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K
                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 **********************************************************************
  Date of Report (Date of earliest event reported): August 1, 1997

                  Merry Land & Investment Company, Inc.
         (Exact name of registrant as specified in its charter)

 Georgia                                                001-11081
(State or other jurisdiction of incorporation)      (Commission File Number)

                                58-0961876
                       (I.R.S. Employer I.D. Number)

624 Ellis Street, Augusta, Georgia                            30901
(Address of principal executive offices)                   (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

       ____________________________________________________________
       (Former name or former address, if changed since last report)
  **********************************************************************


Filed: August 6, 1997

ITEM 5. OTHER EVENTS. Merry Land & Investment Company, Inc. (the "Company") acquired the two following apartment properties in the third quarter of 1997.

  A. HOUSTON, TEXAS. The Company has acquired an apartment property in Houston, Texas. The apartment property acquired is described as follows:


Name of                                          Date Acquired         Acquisition Cost  Debt Assumed  Occupancy
Apartments      Seller<F1>       Market Location     in 1997    Units       <F2>                          <F3>
-----------------------------------------------------------------------------------------------------------------
The Palms      American National       Houston,     August 1     240     $12,250,000     none           99%
at South Shore Clear Lake 2 Apartments Texas
Apartments     Joint Venture,
               a Texas joint venture
----------------------------------------------------------------------------------------------------------------

<F1>   The seller is not related to or affiliated with the Company.
<F2>   Includes acquisition costs incurred to date.
<F3>   Physical occupancy at August 1, 1997.

    The sellers were unrelated to the Company. The acquisition was paid for with cash.

  The acquisition was made only after a detailed review of the property's physical condition, anticipated capital expenditures, occupancy rates, expenses including utility rates, maintenance, grounds, property taxes and insurance all of which were compared to competitive properties. The Company is not aware of any factors which would cause the reported financial information not to be necessarily indicative of future operating results.

  B. FORT WORTH, TEXAS. The Company has also acquired an apartment property in Fort Worth, Texas. The apartment property is described as follows:

                                                          Acquisition
Name of      Sellers      Market     Date Acquired            Cost              Occupancy
Apartments    <F1>        Location     in 1997     Units      <F2>  Debt Assumed   <F3>
-----------------------------------------------------------------------------------------
Coventry at  The Spanos    Fort Worth,  August 1    360   $22,140,000   None      91%
Cityview     Corporation,  Texas
Apartments   a California
             corporation

-----------------------------------------------------------------------------------------

<F1> The seller is not related to or affiliated with the Company.
<F2> Includes acquisition costs incurred to date.
<F3> Physical occupancy at August 1, 1997.

     The acquisition was paid for with cash. The seller was unrelated to the Company.

     The acquisition was made only after a detailed review of the property's physical condition, anticipated capital expenditures, occupancy rates, expenses including utility rates, maintenance, grounds, property taxes and insurance all of which were compared to competitive properties. The Company is not aware of any factors which would cause the reported financial information not to be necessarily indicative of future operating results.

                                 SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 MERRY LAND & INVESTMENT COMPANY,
 INC.
                              (Registrant)

            /s/
 By:____________________________
    Dorrie E. Green
    As Its Vice President